SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: December 18, 2003

                       BANK OF SOUTH CAROLINA CORPORATION
             (Exact name of registrant as specified in its charter)

South Carolina                         0-27702               57-1021355
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(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

                    256 Meeting Street, Charleston, SC 29401

               (Address of principal executive offices) (Zip Code)

                                 (843) 724-1500
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              (Registrant's telephone number, including area code)

________________________________________________________________________________

Item 5. OTHER EVENTS

Charleston, SC- The Board of Directors of Bank of South Carolina Corporation, the parent company for The Bank of South Carolina, on December 18, 2003, declared an $.11 per share dividend, payable January 31, 2004, to shareholders of record as of December 31, 2003. This is the 58th consecutive dividend paid by the Corporation to its shareholders. Hugh C. Lane, Jr., the Corporation's President and CEO, stated "We paid our first cash dividend in 1989 and are proud of the fact that we continue to share our earnings with our shareholders with the declaration of our 58th consecutive dividend. We continue to see growth in our deposits, which we think is essential since deposits are the principal raw material for a community bank and provide the basis for growth and earnings. We are pleased with the year that we are having, particularly our earnings."

The Bank of South Carolina, a De Novo Charter, which opened in 1987 at 256 Meeting Street, has offices in Summerville, Mt. Pleasant, and the West Ashley community. It is also available on its' website at www.banksc.com. Bank of South Carolina Corporation currently trades its common stock on the NASDAQ stock market under the symbol "BKSC". Market makers for the stock for Bank of South Carolina Corporation are: Robinson Humphrey Company, Inc., Sterne, Agee and Leach Inc., Scott & Stringfellow, Inc., Nite Securities, LP and Speer, Leeds and Kellogg.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       BANK OF SOUTH CAROLINA CORPORATION
                                  (Registrant)

December 18, 2003                       By: /s/ William L. Hiott, Jr.
                                            ------------------------------------
                                            William L. Hiott, Jr.
                                            Executive Vice President and Cashier

     Bank of South Carolina Corporation Announces 58th Consecutive Dividend

    CHARLESTON, S.C., Dec. 18 /PRNewswire-FirstCall/ -- The Board of Directors of Bank of South Carolina Corporation, the parent company for The Bank of South Carolina, on December 18, 2003, declared an $.11 per share dividend, payable January 31, 2004, to shareholders of record as of December 31, 2003. This is the 58th consecutive dividend paid by the Corporation to its shareholders. Hugh C. Lane, Jr., the Corporation's President and CEO, stated "We paid our first cash dividend in 1989 and are proud of the fact that we continue to share our earnings with our shareholders with the declaration of our 58th consecutive dividend. We continue to see growth in our deposits, which we think is essential since deposits are the principal raw material for a community bank and provide the basis for growth and earnings. We are pleased with the year that we are having, particularly our earnings."

    The Bank of South Carolina, a De Novo Charter, which opened in 1987 at 256 Meeting Street, has offices in Summerville, Mt. Pleasant, and the West Ashley community. It is also available on its website at www.banksc.com . Bank of South Carolina Corporation currently trades its common stock on the NASDAQ stock market under the symbol "BKSC". Market makers for the stock for Bank of South Carolina Corporation are: Robinson Humphrey Company, Inc., Sterne, Agee and Leach Inc., Scott & Stringfellow, Inc., Nite Securities, LP and Speer, Leeds and Kellogg.

SOURCE  Bank of South Carolina Corporation
    -0-                             12/18/2003
    /CONTACT: William L. Hiott, Jr. of Bank of South Carolina Corporation, +1-843-724-1500/
    /Web site:  http://www.banksc.com /
    (BKSC)

CO:  Bank of South Carolina Corporation
ST:  South Carolina
IN:  FIN
SU:  DIV